UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-4132
RiverSource Selected Series, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)               (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011

Item 1. Reports to Stockholders.
Annual Report

Annual Report

RiverSource
Precious Metals and Mining Fund

Annual Report for the Period Ended
March 31, 2011

RiverSource Precious Metals and Mining Fund seeks to provide shareholders with long-term growth of capital.

 Not FDIC insured - No bank guarantee - May lose value

Your Fund at a Glance	3

Manager Commentary	6

The Fund’s Long-term Performance	10

Fund Expenses Example	12

Portfolio of Investments	14

Statement of Assets and Liabilities	22

Statement of Operations	23

Statements of Changes in Net Assets	24

Financial Highlights	25

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	46

Federal Income Tax Information	48

Board Members and Officers	49

Proxy Voting	55

Results of Meeting of Shareholders	55

In August 2010, the Board of Directors of RiverSource Precious Metals and Mining Fund (the Fund) approved a proposal to merge the Fund with and into Columbia Energy and Natural Resources Fund. The proposal was approved at a meeting of shareholders held on Feb. 15, 2011 and the merger of the Fund is expected to occur on June 3, 2011. For more information, see ‘‘Results of Meeting of Shareholders.”

2  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	RiverSource Precious Metals and Mining Fund (the Fund) Class A shares increased 36.12% (excluding sales charge) for the 12 months ended March 31, 2011.

>	The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold & Silver Index, which increased 32.53% for the 12-month period.

>	The Fund underperformed its peer group, as represented by the Lipper Precious Metals Funds Index, which increased 41.13% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended March 31, 2011)

	1 year	3 years	5 years	10 years
RiverSource Precious Metals and Mining Fund Class A (excluding sales charge)	+36.12%	+14.70%	+13.86%	+22.69%

Philadelphia Stock Exchange Gold & Silver Index (unmanaged)	+32.53%	+8.01%	+9.94%	+17.75%

Lipper Precious Metals Funds Index (unmanaged)	+41.13%	+13.26%	+16.14%	+26.23%

(See “The Fund’s Long-term Performance” for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund’s returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund’s returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  3

Your Fund at a Glance (continued)

AVERAGE ANNUAL TOTAL RETURNS

at March 31, 2011
Since
Without sales charge	1 year	3 years	5 years	10 years	inception*
Class A (inception 4/22/85)	+36.12%	+14.70%	+13.86%	+22.69%	N/A

Class B (inception 3/20/95)	+35.23%	+13.81%	+13.00%	+21.77%	N/A

Class C (inception 6/26/00)	+35.09%	+13.80%	+12.99%	+21.78%	N/A

Class I (inception 7/15/04)	+36.81%	+15.22%	+14.37%	N/A	+19.21%

Class R4 (inception 3/20/95)	+36.34%	+14.95%	+14.15%	+22.96%	N/A

With sales charge
Class A (inception 4/22/85)	+28.29%	+12.45%	+12.52%	+21.97%	N/A

Class B (inception 3/20/95)	+30.23%	+13.03%	+12.75%	+21.77%	N/A

Class C (inception 6/26/00)	+34.09%	+13.80%	+12.99%	+21.78%	N/A

The “Without sales charge” returns for Class A, Class B and Class C shares do not include applicable initial or contingent deferred sales charges. If included, returns would be lower than those shown. The “With sales charge” returns for Class A, Class B and Class C shares include: the maximum initial sales charge of 5.75% for Class A shares; the applicable contingent deferred sales charge (CDSC) for Class B shares (applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter); and a 1% CDSC for Class C shares sold within one year after purchase. Class I and Class R4 shares are not subject to sales charges and have limited eligibility. See the Fund’s prospectus for details.

*	For classes with less than 10 years performance.

4  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

MORNINGSTAR STYLE BOXtm

The Morningstar Style Boxtm is based on the fund’s portfolio holdings as of period end. The vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2011 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  5

Manager Commentary

Dear Shareholder,

RiverSource Precious Metals and Mining Fund (the Fund) Class A shares gained 36.12% (excluding sales charge) for the 12 months ended March 31, 2011. The Fund outperformed its benchmark, the Philadelphia Stock Exchange Gold & Silver Index (Philadelphia Index), which advanced 32.53% for the same time period. The Fund underperformed its peer group, as represented by the Lipper Precious Metals Funds Index, which advanced 41.13% during that time frame.

Significant performance factors
The price of gold reached new historical highs during the Fund’s fiscal year as investors increasingly viewed precious metals as a safe haven. In the second half of 2010, debt crises in Greece and Ireland caused investors to question the long-term viability of the euro. This, coupled with concerns about the long-term performance of the U.S. dollar, spurred investors to shift capital from other investments into precious metals.

Gold prices rose 27% from $1,108 per ounce at the start of the fiscal year to $1,411 per ounce at the close of the fiscal year. After trailing earlier advances in gold prices, the price of silver soared 120% from $15.42 to $33.85 per ounce during the fiscal year. Fabrication demand for silver — that is, demand for industrial purposes, jewelry, photography and other uses — has risen. There has also been a wave of new investments in silver. The increased demand, in combination with worries about long-term inflation and the potential negative risks of European and U.S. debt, boosted the price of silver to its highest nominal level in over 30 years.

The Fund benefited from sharp gains in its largest position, Silver Wheaton. The Fund’s second largest position, New Gold, also advanced strongly, as did Allied Nevada Gold. All three holdings were notable contributors to the Fund’s favorable results for the year. Smaller positions

SECTOR BREAKDOWN(1) (at March 31, 2011)

Gold mining	61.7%

Other metals & mining	10.6

Silver mining	15.6

Other(2)	12.1%

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund’s composition is subject to change.
(2)	Cash & Cash Equivalents.

6  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

such as Endeavour Silver, European Goldfields and Equinox Minerals also registered very strong gains.

On the negative side, Kinross Gold declined for the year as investors penalized the stock for an acquisition that diluted its earnings. Greystar Resources also declined due to permit delays for its open pit mine proposal in Colombia. Jaguar Minerals, another detractor, declined due to poor drilling results in Brazil.

TOP TEN HOLDINGS(1) (at March 31, 2011)

Silver Wheaton Corp. (Canada)	7.9%

New Gold, Inc. (Canada)	6.2

Cia de Minas Buenaventura SA, ADR (Peru)	4.8

AngloGold Ashanti Ltd., ADR (South Africa)	4.7

Kinross Gold Corp. (Canada)	3.8

Randgold Resources Ltd., ADR (South Africa)	3.7

Eldorado Gold Corp. (Canada)	3.7

Gold Fields Ltd., ADR (South Africa)	3.7

Goldcorp, Inc. (Canada)	3.6

Agnico-Eagle Mines Ltd. (Canada)	3.6

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

TOP FIVE COUNTRIES(1) (at March 31, 2011)

Canada	62.8%

United States	16.3

South Africa	13.0

Peru	4.8

Australia	1.5

(1)	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  7

Manager Commentary (continued)

Changes to the Fund’s portfolio
During the year we maintained smaller positions in the senior gold producers than the Philadelphia Index in order to take advantage of the double-digit rise in gold prices. Agnico-Eagle Mines, AngloGold Ashanti, Barrick Gold, Goldcorp, Gold Fields, Kinross Gold and Yamana Gold accounted for approximately 25% of the Fund’s net assets.

The intermediate producers — Alamos Gold, Centamin Egypt, Eldorado Gold, Gammon Gold, New Gold and Randgold Resources accounted for approximately 16% of the Fund’s net assets. Meanwhile, emerging producers — Detour Gold, European Goldfields, Greystar Resources, Jaguar Mining and SEMAFO — accounted for about 6% of the Fund’s net assets.

The portfolio’s silver weighting remained larger than that of the Philadelphia Index. Silver Wheaton, Compania de Minas Buenaventura, PAN American Silver, Endeavour Silver and Silver Standard Resources now account for nearly 15% of the Fund’s net assets. The Fund’s allocation to silver has more than doubled since the beginning of its fiscal year.

Holdings in platinum and palladium producers, including Eastern Platinum, Impala Platinum Holdings, Aquarius Platinum, Stillwater Mining and Clifton Star Resources, totaled about 3.5% of the Fund’s net assets. This weighting remained essentially unchanged from the start of the fiscal year to its end.

8  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

In the base metals segment, the portfolio is exposed to copper producers through its holdings in Freeport McMoran Copper & Gold, First Quantum Minerals, Equinox Minerals, Ivanhoe Mines and Northgate Minerals, which account for about 7% of the Fund’s net assets. Fertilizer producers account for 5% of net assets via holdings in Agrium, The Mosaic Co., Potash Corporation of Saskatchewan, and Sociedad Quimica y Minera de Chile. Finally, two coal holdings, Peabody Energy and Alpha Natural Resources, account for 2% of net assets, while a small holding in Cliffs Natural Resources offers modest exposure to iron ore.

Michael Hoover
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  9

The Fund’s Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Precious Metals and Mining Fund Class A shares (from 4/1/01 to 3/31/11) as compared to the performance of the Philadelphia Stock Exchange Gold & Silver Index and the Lipper Precious Metals Funds Index. In comparing the Fund’s Class A shares to these indices, you should take into account the fact that the Fund’s performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see “Past Performance” in the Fund’s current prospectus.

COMPARATIVE RESULTS

Results at March 31, 2011
	1 year	3 years	5 years	10 years
RiverSource Precious Metals and Mining Fund (includes sales charge)
Class A Cumulative value of $10,000	$12,829	$14,219	$18,036	$72,839

Average annual total return	+28.29%	+12.45%	+12.52%	+21.97%

Philadelphia Stock Exchange Gold & Silver Index(1)
Cumulative value of $10,000	$13,253	$12,601	$16,061	$51,241

Average annual total return	+32.53%	+8.01%	+9.94%	+17.75%

Lipper Precious Metals Funds Index(2)
Cumulative value of $10,000	$14,113	$14,529	$21,130	$102,743

Average annual total return	+41.13%	+13.26%	+16.14%	+26.23%

Results for other share classes can be found on page 4.

10  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

(1)	The Philadelphia Stock Exchange Gold & Silver Index is an unmanaged capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. The index reflects reinvestment of all distributions and changes in market prices.
(2)	The Lipper Precious Metals Funds Index includes the 10 largest gold funds tracked by Lipper Inc. The index’s returns include net reinvested dividends. The Fund’s performance is currently measured against this index for purposes of determining the performance incentive adjustment.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  11

Fund Expenses Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund’s indirect expense from investing in the acquired funds is based on the Fund’s pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund’s most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held until March 31, 2011.

Actual Expenses
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

	Beginning	Ending	Expenses
	account value	account value	paid during	Annualized
	Oct. 1, 2010	March 31, 2011	the period(a)	expense ratio
Class A

Actual(b)	$1,000	$1,117.10	$7.39	1.40%

Hypothetical (5% return before expenses)	$1,000	$1,017.95	$7.04	1.40%

Class B

Actual(b)	$1,000	$1,113.20	$11.38	2.16%

Hypothetical (5% return before expenses)	$1,000	$1,014.16	$10.85	2.16%

Class C

Actual(b)	$1,000	$1,112.60	$11.38	2.16%

Hypothetical (5% return before expenses)	$1,000	$1,014.16	$10.85	2.16%

Class I

Actual(b)	$1,000	$1,119.80	$5.18	.98%

Hypothetical (5% return before expenses)	$1,000	$1,020.04	$4.94	.98%

Class R4

Actual(b)	$1,000	$1,117.80	$6.86	1.30%

Hypothetical (5% return before expenses)	$1,000	$1,018.45	$6.54	1.30%

(a)	Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b)	Based on the actual return for the six months ended March 31, 2011: +11.71% for Class A, +11.32% for Class B, +11.26% for Class C, +11.98% for Class I and +11.78% for Class R4.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  13

Portfolio of Investments
RiverSource Precious Metals and Mining Fund
March 31, 2011
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (91.7%)(c)
Issuer	Shares		Value(a)

Australia (1.3%)
Aquarius Platinum Ltd.	244,664		$1,356,445
Equinox Minerals Ltd.	204,478	(b)	1,210,628

Total			2,567,073

Canada (57.6%)
Agnico-Eagle Mines Ltd.	94,848		6,293,165
Agrium, Inc.	17,604		1,624,145
Alamos Gold, Inc.	182,757		2,891,689
Barrick Gold Corp.	36,617		1,900,788
Clifton Star Resources, Inc.	116,120	(b)	416,810
Detour Gold Corp.	196,606	(b)	6,217,576
Eastern Platinum Ltd.	1,510,472	(b)	2,025,388
Eldorado Gold Corp.	399,440		6,513,818
Endeavour Silver Corp.	300,462	(b)	2,944,187
European Goldfields Ltd.	226,026	(b)	2,853,593
First Quantum Minerals Ltd.	27,879	(e)	3,606,585
Gammon Gold, Inc.	274,864	(b)	2,860,627
Goldcorp, Inc.	126,681		6,308,714
Greystar Resources Ltd.	215,876	(b)	610,109
IAMGOLD Corp.	203,612		4,488,075
Ivanhoe Mines Ltd.	114,346	(b,e)	3,139,941
Kinross Gold Corp.	813,074		12,810,475
New Gold, Inc.	934,491	(b,e)	10,942,890
Northgate Minerals Corp.	103,612	(b)	282,141
Pan American Silver Corp.	95,192		3,534,479
Potash Corp. of Saskatchewan, Inc.	42,135		2,483,016
SEMAFO, Inc.	279,009	(b)	2,673,536
Silver Standard Resources, Inc.	61,745	(b,e)	1,937,558
Silver Wheaton Corp.	321,451		13,965,463
Teck Resources Ltd., Class B	40,187		2,130,180
Yamana Gold, Inc.	445,336		5,482,086

Total			110,937,034

Chile (0.3%)
Sociedad Quimica y Minera de Chile SA, ADR	10,559	(e)	583,490

Peru (4.4%)
Cia de Minas Buenaventura SA, ADR	198,841		8,544,198

South Africa (11.9%)
AngloGold Ashanti Ltd., ADR	172,719	(e)	8,281,877
Gold Fields Ltd., ADR	372,614	(e)	6,505,840
Impala Platinum Holdings Ltd.	56,089		1,622,891
Randgold Resources Ltd., ADR	81,156	(b)	6,617,460

Total			23,028,068

United Kingdom (1.2%)
Centamin Egypt Ltd.	375,165	(b)	812,632
Lonmin PLC	55,126		1,506,015

Total			2,318,647

United States (15.0%)
Allied Nevada Gold Corp.	168,936	(b)	6,004,676
Alpha Natural Resources, Inc.	30,305	(b,e)	1,799,208
Cliffs Natural Resources, Inc.	14,942		1,468,500
Freeport-McMoRan Copper & Gold, Inc.	106,714		5,927,963

The accompanying Notes to Financial Statements are an integral part of this statement.

14  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Common Stocks (continued)
Issuer	Shares		Value(a)

United States (cont.)
Jaguar Mining, Inc.	150,436	(b,e)	$786,705
Newmont Mining Corp.	85,752		4,680,344
Peabody Energy Corp.	34,826	(e)	2,506,079
Stillwater Mining Co.	53,611	(b,e)	1,229,300
The Mosaic Co.	56,512		4,450,320

Total			28,853,095

Total Common Stocks
(Cost: $98,346,205)			$176,831,605

Warrants (—%)(c)
Issuer	Shares		Value(a)

Canada (—%)
Kinross Gold Corp.	26,358		$73,405

Total Warrants
(Cost: $127,068)			$73,405

Money Market Fund (8.4%)
	Shares		Value(a)

Columbia Short-Term Cash Fund, 0.229%	16,123,426	(d)	$16,123,426

Total Money Market Fund
(Cost: $16,123,426)			$16,123,426

Investments of Cash Collateral Received
for Securities on Loan (13.8%)
	Effective	Principal
Issuer	Yield	Amount	Value(a)

Repurchase Agreements(f)
Barclays Capital, Inc. dated 01-04-11, matures 04-15-11, repurchase price $2,000,225
	0.270%	$2,000,000	$2,000,000
Goldman Sachs & Co. dated 03-31-11, matures 04-01-11, repurchase price $5,643,036
	0.160	5,643,011	5,643,011
Mizuho Securities USA, Inc. dated 03-31-11, matures 04-01-11, repurchase price $10,000,078
	0.280	10,000,000	10,000,000
Natixis Financial Products, Inc. dated 03-31-11, matures 04-01-11, repurchase price $4,000,014
	0.130	4,000,000	4,000,000
Pershing LLC dated 03-31-11, matures 04-01-11, repurchase price $5,000,031
	0.220	5,000,000	5,000,000

Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $26,643,011)			$26,643,011

Total Investments in Securities
(Cost: $141,239,710)(g)			$219,671,447

Notes to Portfolio of Investments

ADR — American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars.

(d)	Affiliated Money Market Fund – See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at March 31, 2011.

(e)	At March 31, 2011, security was partially or fully on loan. See Note 7 to the financial statements.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  15

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Barclays Capital, Inc. (0.270%)
Security Description	Value(a)
Abbey National NA	$132,519
Arabella Ltd	188,398
BP Capital Markets PLC	68,294
BPCE	266,656
Dexia Delaware LLC	305,175
Electricite De France	239,888
European Investment Bank	190,320
Nationwide Building	130,409
Skandin Ens Banken AG	231,865
Societe Generale	346,476

Total Market Value of Collateral Securities	$2,100,000

Goldman Sachs & Co. (0.160%)
Security Description	Value(a)
Government National Mortgage Association	$5,755,871

Total Market Value of Collateral Securities	$5,755,871

The accompanying Notes to Financial Statements are an integral part of this statement.

16  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

Mizuho Securities USA, Inc. (0.280%)
Security Description	Value(a)
Fannie Mae Grantor Trust	$92,222
Fannie Mae Pool	5,177,499
Fannie Mae Principal Strip	88,644
Fannie Mae Whole Loan	84,272
Federal Farm Credit Bank	1,061,990
Federal Farm Credit Discount Notes	128,917
Federal Home Loan Bank Discount Notes	476,787
Federal Home Loan Banks	732,122
Federal Home Loan Mortgage Corp	52,508
Federal National Mortgage Association	606,397
FHLMC Structured Pass Through Securities	72,964
Freddie Mac Gold Pool	485,071
Freddie Mac Non Gold Pool	1,137,091
Government National Mortgage Association	3,516

Total Market Value of Collateral Securities	$10,200,000

Natixis Financial Products, Inc. (0.130%)
Security Description	Value(a)
Fannie Mae Interest Strip	$79,615
Fannie Mae Pool	55,954
Fannie Mae REMICS	2,088,274
Freddie Mac REMICS	1,188,576
Government National Mortgage Association	151,376
United States Treasury Note/Bond	516,221

Total Market Value of Collateral Securities	$4,080,016

Pershing LLC (0.220%)
Security Description	Value(a)
Fannie Mae Benchmark REMIC	$8,905
Fannie Mae REMICS	1,458,267
Fannie Mae Whole Loan	5,416
Freddie Mac REMICS	2,105,531
Government National Mortgage Association	1,250,710
United States Treasury Bill	271,171

Total Market Value of Collateral Securities	$5,100,000

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  17

Portfolio of Investments (continued)

Notes to Portfolio of Investments (continued)

(g)	At March 31, 2011, the cost of securities for federal income tax purposes was $162,908,419 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$59,950,461
Unrealized depreciation	(3,187,433)

Net unrealized appreciation	$56,763,028

The accompanying Notes to Financial Statements are an integral part of this statement.

18  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  19

Portfolio of Investments (continued)

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of March 31, 2011:

	Fair Value at March 31, 2011
	Level 1	Level 2
	Quoted Prices	Other	Level 3
	in Active	Significant	Significant
	Markets for	Observable	Unobservable
Description(a)	Identical Assets	Inputs(b)	Inputs	Total
Equity Securities
Common Stocks
Metals & Mining	$158,899,996	$4,485,352	$—	$163,385,348
All Other Industries	13,446,257	—	—	13,446,257
Warrants	73,405	—	—	73,405

Total Equity Securities	172,419,658	4,485,352	—	176,905,010

Other
Affiliated Money Market Fund(c)	16,123,426	—	—	16,123,426
Investments of Cash Collateral Received for Securities on Loan	—	26,643,011	—	26,643,011

Total Other	16,123,426	26,643,011	—	42,766,437

Total	$188,543,084	$31,128,363	$—	$219,671,447

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	The amount of securities transferred out of Level 1 into Level 2 during the period was $4,952,089. All foreign securities subject to fair value procedures by the pricing service are classified as Level 2.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at March 31, 2011.

The accompanying Notes to Financial Statements are an integral part of this statement.

20  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  21

Statement of Assets and Liabilities
March 31, 2011

Assets
Investments in securities, at value
Unaffiliated issuers* (identified cost $98,473,273)	$176,905,010
Affiliated money market fund (identified cost $16,123,426)	16,123,426
Investments of cash collateral received for securities on loan
Repurchase agreements (identified cost $26,643,011)	26,643,011

Total investments in securities (identified cost $141,239,710)	219,671,447
Foreign currency holdings (identified cost $23,511)	23,511
Capital shares receivable	187,511
Dividends and accrued interest receivable	25,817

Total assets	219,908,286

Liabilities
Disbursements in excess of cash	18,453
Capital shares payable	185,878
Payable upon return of securities loaned	26,643,011
Accrued investment management services fees	4,200
Accrued distribution fees	1,717
Accrued transfer agency fees	2,267
Accrued administrative services fees	315
Accrued plan administration services fees	80
Other accrued expenses	162,335

Total liabilities	27,018,256

Net assets applicable to outstanding capital stock	$192,890,030

Represented by
Capital stock — $.01 par value	$121,238
Additional paid-in capital	127,218,162
Excess of distributions over net investment income	(13,957,429)
Accumulated net realized gain (loss)	1,076,322
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	78,431,737

Total — representing net assets applicable to outstanding capital stock	$192,890,030

*Value of securities on loan	$26,194,290

Net asset value per share
	Net assets	Shares outstanding	Net asset value per share
Class A	$172,884,577	10,744,091	$16.09	(1)
Class B	$12,989,884	888,033	$14.63
Class C	$6,852,620	481,744	$14.22
Class I	$16,182	989	$16.36
Class R4	$146,767	8,992	$16.32

(1)	The maximum offering price per share for Class A is $17.07. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.

22  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Statement of Operations
Year ended March 31, 2011

Investment income
Income:
Dividends	$942,720
Interest	3,110
Income distributions from affiliated money market fund	12,847
Income from securities lending — net	69,870
Foreign taxes withheld	(66,299)

Total income	962,248

Expenses:
Investment management services fees	1,228,042
Distribution fees
Class A	390,779
Class B	131,582
Class C	56,669
Transfer agency fees
Class A	279,641
Class B	25,422
Class C	10,467
Class R4	184
Administrative services fees	105,211
Plan administration services fees — Class R4	501
Compensation of board members	4,324
Custodian fees	12,520
Printing and postage	50,800
Registration fees	66,769
Professional fees	29,343
Other	98,470

Total expenses	2,490,724

Investment income (loss) — net	(1,528,476)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	18,477,320
Foreign currency transactions	427

Net realized gain (loss) on investments	18,477,747
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	35,956,349

Net gain (loss) on investments and foreign currencies	54,434,096

Net increase (decrease) in net assets resulting from operations	$52,905,620

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  23

Statements of Changes in Net Assets

Year ended March 31,	2011	2010
Operations and distributions
Investment income (loss) — net	$(1,528,476)	$(734,099)
Net realized gain (loss) on investments	18,477,747	20,138,896
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	35,956,349	21,626,556

Net increase (decrease) in net assets resulting from operations	52,905,620	41,031,353

Distributions to shareholders from:
Net investment income
Class A	(5,846,118)	(2,729,572)
Class B	(374,627)	(201,942)
Class C	(223,912)	(63,307)
Class I	(594)	(287)
Class R4	(7,872)	(4,832)

Total distributions	(6,453,123)	(2,999,940)

Capital share transactions
Proceeds from sales
Class A shares	27,324,397	40,671,647
Class B shares	2,014,574	2,963,447
Class C shares	2,646,474	2,278,316
Class R4 shares	29,088	178,202
Reinvestment of distributions at net asset value
Class A shares	5,528,457	2,661,548
Class B shares	357,181	193,383
Class C shares	176,556	54,908
Class R4 shares	7,797	4,796
Conversions from Class B to Class A
Class A shares	3,577,870	2,272,439
Class B shares	(3,577,870)	(2,272,439)
Payments for redemptions
Class A shares	(38,762,962)	(39,595,226)
Class B shares	(2,839,034)	(3,859,395)
Class C shares	(1,613,369)	(1,158,136)
Class R4 shares	(123,220)	(115,135)

Increase (decrease) in net assets from capital share transactions	(5,254,061)	4,278,355

Total increase (decrease) in net assets	41,198,436	42,309,768
Net assets at beginning of year	151,691,594	109,381,826

Net assets at end of year	$192,890,030	$151,691,594

Excess of distributions over net investment income	$(13,957,429)	$(5,698,521)

The accompanying Notes to Financial Statements are an integral part of this statement.

24  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Financial Highlights

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

Class A	Year ended March 31,
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.22	$9.04	$11.92	$14.08	$14.73

Income from investment operations:
Net investment income (loss)	(.11)	(.05)	(.02)	(.05)	(.07)
Net gains (losses) (both realized and unrealized)	4.52	3.47	(2.41)	1.98	1.37

Total from investment operations	4.41	3.42	(2.43)	1.93	1.30

Less distributions:
Dividends from net investment income	(.54)	(.24)	(.07)	(1.01)	(1.08)
Distributions from realized gains	—	—	(.38)	(3.08)	(.87)

Total distributions	(.54)	(.24)	(.45)	(4.09)	(1.95)

Net asset value, end of period	$16.09	$12.22	$9.04	$11.92	$14.08

Total return	36.12%	37.95%	(19.71% )	16.44%	9.00%

Ratios to average net assets(a)
Total expenses	1.34%	1.43%	1.52%	1.34%	1.40%

Net investment income (loss)	(.79% )	(.44% )	(.18% )	(.34% )	(.52% )

Supplemental data
Net assets, end of period (in millions)	$173	$133	$94	$115	$98

Portfolio turnover rate	7%	72%	340%	241%	114%

See accompanying Notes to Financial Highlights.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  25

Financial Highlights (continued)

Class B	Year ended March 31,
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$11.13	$8.26	$10.93	$13.21	$13.93

Income from investment operations:
Net investment income (loss)	(.20)	(.12)	(.08)	(.15)	(.17)
Net gains (losses) (both realized and unrealized)	4.12	3.15	(2.21)	1.84	1.28

Total from investment operations	3.92	3.03	(2.29)	1.69	1.11

Less distributions:
Dividends from net investment income	(.42)	(.16)	—	(.89)	(.96)
Distributions from realized gains	—	—	(.38)	(3.08)	(.87)

Total distributions	(.42)	(.16)	(.38)	(3.97)	(1.83)

Net asset value, end of period	$14.63	$11.13	$8.26	$10.93	$13.21

Total return	35.23%	36.73%	(20.27% )	15.59%	8.13%

Ratios to average net assets(a)
Total expenses	2.09%	2.20%	2.27%	2.11%	2.15%

Net investment income (loss)	(1.56% )	(1.17% )	(.93% )	(1.11% )	(1.28% )

Supplemental data
Net assets, end of period (in millions)	$13	$14	$13	$19	$18

Portfolio turnover rate	7%	72%	340%	241%	114%

See accompanying Notes to Financial Highlights.

26  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Class C	Year ended March 31,
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.88	$8.09	$10.75	$13.08	$13.81

Income from investment operations:
Net investment income (loss)	(.20)	(.12)	(.08)	(.14)	(.17)
Net gains (losses) (both realized and unrealized)	4.02	3.10	(2.18)	1.81	1.27

Total from investment operations	3.82	2.98	(2.26)	1.67	1.10

Less distributions:
Dividends from net investment income	(.48)	(.19)	(.02)	(.92)	(.96)
Distributions from realized gains	—	—	(.38)	(3.08)	(.87)

Total distributions	(.48)	(.19)	(.40)	(4.00)	(1.83)

Net asset value, end of period	$14.22	$10.88	$8.09	$10.75	$13.08

Total return	35.09%	36.93%	(20.33% )	15.56%	8.14%

Ratios to average net assets(a)
Total expenses	2.10%	2.18%	2.29%	2.09%	2.15%

Net investment income (loss)	(1.55% )	(1.23% )	(.96% )	(1.06% )	(1.28% )

Supplemental data
Net assets, end of period (in millions)	$7	$4	$2	$2	$2

Portfolio turnover rate	7%	72%	340%	241%	114%

See accompanying Notes to Financial Highlights.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  27

Financial Highlights (continued)

Class I	Year ended March 31,
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.40	$9.17	$12.08	$14.22	$14.86

Income from investment operations:
Net investment income (loss)	(.05)	.00 (b)	.03	.01	(.02)
Net gains (losses) (both realized and unrealized)	4.61	3.52	(2.45)	2.00	1.39

Total from investment operations	4.56	3.52	(2.42)	2.01	1.37

Less distributions:
Dividends from net investment income	(.60)	(.29)	(.11)	(1.07)	(1.14)
Distributions from realized gains	—	—	(.38)	(3.08)	(.87)

Total distributions	(.60)	(.29)	(.49)	(4.15)	(2.01)

Net asset value, end of period	$16.36	$12.40	$9.17	$12.08	$14.22

Total return	36.81%	38.47%	(19.25% )	16.93%	9.39%

Ratios to average net assets(a)
Total expenses	.91%	.97%	1.05%	.94%	.97%

Net investment income (loss)	(.36% )	.02%	.31%	.06%	(.11% )

Supplemental data
Net assets, end of period (in millions)	$—	$—	$—	$—	$—

Portfolio turnover rate	7%	72%	340%	241%	114%

See accompanying Notes to Financial Highlights.

28  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Class R4	Year ended March 31,
Per share data	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.38	$9.17	$12.09	$14.22	$14.86

Income from investment operations:
Net investment income (loss)	(.10)	(.04)	.01	.00 (b)	(.05)
Net gains (losses) (both realized and unrealized)	4.60	3.52	(2.44)	2.00	1.39

Total from investment operations	4.50	3.48	(2.43)	2.00	1.34

Less distributions:
Dividends from net investment income	(.56)	(.27)	(.11)	(1.05)	(1.11)
Distributions from realized gains	—	—	(.38)	(3.08)	(.87)

Total distributions	(.56)	(.27)	(.49)	(4.13)	(1.98)

Net asset value, end of period	$16.32	$12.38	$9.17	$12.09	$14.22

Total return	36.34%	38.04%	(19.30% )	16.86%	9.18%

Ratios to average net assets(a)
Gross expenses prior to expense waiver/reimbursement	1.23%	1.24%	1.40%	1.24%	1.24%

Net expenses after expense waiver/reimbursement(c)	1.23%	1.24%	1.10%	1.00%	1.23%

Net investment income (loss)	(.69% )	(.33% )	.13%	(.01% )	(.36% )

Supplemental data
Net assets, end of period (in millions)	$—	$—	$—	$—	$—

Portfolio turnover rate	7%	72%	340%	241%	114%

Notes to Financial Highlights

(a)	Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b)	Rounds to less than $0.01.
(c)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds and any reorganization cost allocated to the Fund), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  29

Notes to Financial Statements
March 31, 2011

1.	ORGANIZATION

RiverSource Precious Metals and Mining Fund (the Fund) is a series of RiverSource Selected Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation’s Board of Directors (the Board).

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds. Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges, however, the class was closed to new investors effective Dec. 31, 2010.

At March 31, 2011, Columbia Management Investment Advisers, LLC (the Investment Manager) owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

30  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Board generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. This policy takes into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  31

Notes to Financial Statements (continued)

of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At March 31, 2011, foreign currency holdings were entirely comprised of Canadian dollars.

Repurchase agreements
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

32  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  33

Notes to Financial Statements (continued)

Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the contract between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

34  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Fair values of derivative instruments at March 31, 2011

At March 31, 2011, the Fund had no outstanding derivatives.

Effect of derivative instruments in the Statement of Operations for the year ended March 31, 2011

Amount of realized gain (loss) on derivatives recognized in income
Forward foreign currency
Risk exposure category	exchange contracts
Foreign exchange contracts	$2,330

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Forward foreign currency
Risk exposure category	exchange contracts
Foreign exchange contracts	$—

Volume of derivative activity
Forward foreign currency exchange contracts
At March 31, 2011, the Fund had no outstanding forward foreign currency exchange contracts. The gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $424,000 for the year ended March 31, 2011.

4.	EXPENSES AND SALES CHARGES

Investment management services fees
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.80% to 0.675% as the Fund’s net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Precious Metals Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $174,770 for the year ended March 31, 2011. The management fee for the year ended March 31, 2011 was 0.70% of the Fund’s average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  35

Notes to Financial Statements (continued)

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The fee for the year ended March 31, 2011 was 0.06% of the Fund’s average daily net assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended March 31, 2011, other expenses paid to this company were $172.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer agency fees
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent) is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund subject to an annual limitation (that varies by class) that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

36  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay any transfer agent fees. Total transfer agent fees for Class R4 shares are subject to an annual limitation.

For the year ended March 31, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.18%
Class B	0.19
Class C	0.19
Class R4	0.09

Plan administration services fees
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund’s average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

Distribution fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund’s average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $324,000 and $57,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2011, and may be recovered from future payments under the distribution plan or CDSC’s. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

Sales charges
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $185,765 for Class A, $7,767 for Class B and $2,136 for Class C for the year ended March 31, 2011.

Expenses waived/reimbursed by the Investment Manager and its affiliates
Effective June 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until May 31, 2011, unless sooner terminated at the sole discretion of the Board, such

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  37

Notes to Financial Statements (continued)

that net expenses (excluding fees and expenses of acquired funds and any reorganization costs allocated to the Fund), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class’ average daily net assets:

Class A	1.46%
Class B	2.22
Class C	2.22
Class I	1.05
Class R4	1.35

For the year ended March 31, 2011, the waiver was not invoked since the Fund’s expenses were below the cap amount.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata of the fees and expenses of the funds in which it invests (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Reorganization (see Note 12) costs were allocated to the Fund only to the extent they are expected to be offset by the anticipated reduction in expenses borne by the Fund’s shareholders during the first year following the Reorganization.

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $11,303,597 and $40,527,745, respectively, for the year ended March 31, 2011. Realized gains and losses are determined on an identified cost basis.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

Year ended March 31,	2011	2010
Class A
Sold	1,857,112	3,637,656
Converted from Class B*	286,641	216,603
Reinvested distributions	345,745	223,097
Redeemed	(2,671,197)	(3,585,156)

Net increase (decrease)	(181,699)	492,200

38  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Year ended March 31,	2011	2010
Class B
Sold	156,249	300,017
Reinvested distributions	24,515	17,741
Converted to Class A*	(315,456)	(237,946)
Redeemed	(217,636)	(380,555)

Net increase (decrease)	(352,328)	(300,743)

Class C
Sold	203,571	221,770
Reinvested distributions	12,469	5,155
Redeemed	(123,437)	(116,704)

Net increase (decrease)	92,603	110,221

Class R4
Sold	2,032	15,158
Reinvested distributions	481	397
Redeemed	(7,840)	(9,221)

Net increase (decrease)	(5,327)	6,334

*	Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7.	LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At March 31, 2011, securities valued at $26,194,290 were on loan, secured by cash collateral of $26,643,011 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  39

Notes to Financial Statements (continued)

value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $69,870 earned from securities lending for the year ended March 31, 2011 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $36,888,967 and $20,877,230, respectively, for the year ended March 31, 2011. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at March 31, 2011, can be found in the Portfolio of Investments.

9.	BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 14, 2010, replacing a prior credit facility. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. Pursuant to a March 2011 amendment to the credit facility agreement, the collective borrowing amount will be increased in two stages during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its

40  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 28, 2011, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $300 million. The borrowers had the right, upon written notice to the Administrative Agent, to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility at no time could exceed $500 million. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum. Prior to Oct. 14, 2010, the Fund also paid an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. The Fund had no borrowings during the year ended March 31, 2011.

10.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of foreign currency transactions, passive foreign investment company (PFIC) holdings, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been increased by $277,309 and accumulated net realized gain has been increased by $277,309.

The tax character of distributions paid for the years indicated was as follows:

Year ended March 31,	2011	2010
Ordinary income	$6,453,123	$2,999,940
Long-term capital gain	—	—

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  41

Notes to Financial Statements (continued)

At March 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,922,085
Undistributed accumulated long-term gain	$2,870,725
Accumulated realized loss	$—
Unrealized appreciation (depreciation)	$56,757,820

For the year ended March 31, 2011, $14,573,436, of capital loss carry-over was utilized.

11.	RISKS RELATING TO CERTAIN INVESTMENTS

Geographic concentration risk
The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting companies and countries within the specific geographic region in which the Fund focuses its investments. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund may be more volatile than a more geographically diversified fund.

Non-diversification risk
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

Sector risk
The Fund invests a significant part of its total assets in securities of companies primarily engaged in exploration, mining, processing or distribution of precious metals and non-precious metals and minerals. This may result in greater risk of loss to Fund shareholders than would be the case with an investment in a fund invested in a wider variety of unrelated industries. As these sectors increase or decrease in favor with the investing public, the price of securities of companies operating in or that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

12.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or

42  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements, other than as noted below.

In August 2010, the Board of Directors of RiverSource Precious Metals and Mining Fund approved a proposal to merge the Fund with and into Columbia Energy and Natural Resources Fund. The merger is expected to be a tax-free reorganization for U.S. federal income tax purposes. The proposal was approved at a special meeting of shareholders held on Feb. 15, 2011 and the merger is expected to take place before the end of the second quarter 2011.

13.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9,

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  43

Notes to Financial Statements (continued)

2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An

44  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  45

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
RiverSource Precious Metals and Mining Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Precious Metals and Mining Fund (the Fund) of the RiverSource Selected Series, Inc., as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended March 31, 2007, were audited by other auditors whose report dated May 21, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

46  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverSource Precious Metals and Mining Fund of the RiverSource Selected Series, Inc. at March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
May 20, 2011

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  47

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended March 31, 2011

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	12.01%
Dividends Received Deduction for corporations	2.96%
U.S. Government Obligations	0.00%
Foreign Taxes Paid	$65,380
Foreign Source Income	$677,349

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

48  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Board Members and Officers

Shareholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 125 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 1/11/06	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since 7/11/07	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since 11/1/04	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board since 1/1/07, Board member since 1/1/02	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since 12/10/08	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since 11/1/04	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  49

Board Members and Officers (continued)

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since 11/11/08	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since 11/13/02	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

50  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since 11/7/01, Senior Vice President since 2002	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  51

Board Members and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Age 46	President and Principal Executive Officer since 5/1/10	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since 12/5/06	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Age 41	Treasurer and Chief Financial Officer since 1/12/11	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

52  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Senior Vice President since 4/14/11 and Chief Legal Officer since 12/5/06	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Secretary of Legacy RiverSource Funds December 2006 to April 2011

Michael A. Jones 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/1/10	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore 225 Franklin Street Boston, MA 02110 Age 52	Senior Vice President since 5/1/10	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007-April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda J. Wondrack 225 Franklin Street Boston, MA 02110 Age 46	Senior Vice President since 4/14/11 and Chief Compliance Officer since 5/1/10	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  53

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Age 53	Vice President since 4/14/11	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 41	Vice President and Secretary since 4/14/11	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of Legacy RiverSource Funds since January 2007

Paul D. Pearson 10468 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Vice President since 4/14/11 and Assistant Treasurer since 1/4/99	Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, Feb. 1998 to May 2010

Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Age 42	Vice President and Chief Accounting Officer since 4/14/11	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005

Paul B. Goucher 100 Park Avenue New York, NY 10017 Age 42	Vice President since 4/14/11 and Assistant Secretary since 11/11/08	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Age 42	Vice President since 4/14/11 and Assistant Secretary since 5/1/10	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010

54  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

Results of Meeting of Shareholders

RiverSource Precious Metals and Mining Fund

Special Meeting of Shareholders held on Feb. 15, 2011
(Unaudited)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposals are set forth below. A vote is based on total number of dollars outstanding in the Fund.

To approve an Agreement and Plan of Reorganization between RiverSource Precious Metals and Mining Fund and Columbia Energy and Natural Resources Fund.

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
114,013,825.271	9,117,705.223	3,219,939.899	42,191,954.620

RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT  55

Results of Meeting of Shareholders (continued)

To elect directors to the Board.*

		Dollars	Dollars Voted		Broker
		Voted “For”	“Withhold”	Abstentions	Non-Votes
01.	Kathleen Blatz	159,421,199.226	9,122,225.788	0.00	0.00
02.	Edward J. Boudreau, Jr.	159,395,726.459	9,147,698.554	0.00	0.00
03.	Pamela G. Carlton	159,570,536.904	8,972,888.109	0.00	0.00
04.	William P. Carmichael	158,973,755.652	9,569,669.362	0.00	0.00
05.	Patricia M. Flynn	159,700,728.766	8,842,696.247	0.00	0.00
06.	William A. Hawkins	159,499,538.855	9,043,886.159	0.00	0.00
07.	R. Glenn Hilliard	159,452,354.688	9,091,070.326	0.00	0.00
08.	Stephen R. Lewis, Jr.	159,398,365.965	9,145,059.048	0.00	0.00
09.	John F. Maher	159,679,757.254	8,863,667.759	0.00	0.00
10.	John J. Nagorniak	159,591,429.106	8,951,995.908	0.00	0.00
11.	Catherine James Paglia	159,627,345.395	8,916,079.618	0.00	0.00
12.	Leroy C. Richie	159,522,594.101	9,020,830.913	0.00	0.00
13.	Anthony M. Santomero	159,612,502.640	8,930,922.373	0.00	0.00
14.	Minor M. Shaw	159,420,499.020	9,122,925.994	0.00	0.00
15.	Alison Taunton-Rigby	159,511,021.779	9,032,403.234	0.00	0.00
16.	William F. Truscott	158,587,033.113	9,956,391.901	0.00	0.00

To approve the proposed amendment to the Articles of Incorporation of RiverSource Investment Series, Inc. to increase the maximum number of board members.*

Dollars Voted	Dollars Voted		Broker
“For”	“Against”	Abstentions	Non-Votes
153,512,405.862	12,442,872.655	2,588,130.097	16.400

*	All dollars of RiverSource Selected Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

56  RIVERSOURCE PRECIOUS METALS AND MINING FUND — 2011 ANNUAL REPORT

RiverSource Precious Metals and Mining Fund
P.O. Box 8081
Boston, MA 02266-8081

columbiamanagement.com

This report must be accompanied or preceded by the Fund’s current prospectus. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
©2011 Columbia Management Investment Advisers, LLC. All rights reserved.	S-6142 AH (5/11)

Item 2.	Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Selected Series, Inc. were as follows:

2011: $21,187	2010: $21,131
(b)	Audit-Related Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review, the transfer agent 17Ad-13 review, and other consultations and services required to complete the audit for RiverSource Selected Series, Inc. were as follows:

2011: $2,164	2010: $473
The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review were as follows:

2011: $96,000	2010: $0

(c)	Tax Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to RiverSource Selected Series, Inc. were as follows:

2011: $3,515	2010: $4,632
The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2011: $116,840	2010: $60,000
(d)	All Other Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to RiverSource Selected Series, Inc. were as follows:

2011: $0	2010: $0
The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2011: $0	2010: $0
 (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2011 and 2010 were pre-approved by the registrant’s audit committee.

(f)	Not applicable.

(g)	Non-Audit Fees. The fees for the years ended March 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011: $2,444,480	2010: $1,732,091
(h)	100% of the services performed in item (g) above during 2011 and 2010 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) RiverSource Selected Series, Inc.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	May 20, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	May 20, 2011

By	/s/ Michael G. Clarke
Michael G. Clarke
Treasurer and Principal Financial Officer

Date	May 20, 2011